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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (date of earliest event reported): January 26, 2006

                             COMMUNITY BANCORP INC.
             (Exact name of registrant as specified in its charter)

             Delaware              Commission File Number:       33-0859354
  (State of other jurisdiction of         000-26505           (I.R.S. Employer
   Incorporation or organization                            Identification No.)

          900 Canterbury Place, Suite 300, Escondido, California 92025
                    (Address of principal executive offices)

                                 (760) 432-1100
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On January 26, 2006 the Company issued a press release announcing earnings for the year and quarter ended December 31, 2005 and made publicly available certain supplemental information. The press release is attached to this current report as Exhibit 99.1 and is incorporated by reference to this report.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number            Description
--------          -----------
99.1              Press Release dated January 26, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2006

                            Community Bancorp Inc.



                            By:/s/ Michael J. Perdue
                            -------------------------------------
                            Michael J. Perdue
                            President and Chief Executive Officer